SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                               September 18, 1997
                               ------------------
                Date of Report (Date of earliest event reported)

                        Interlink Computer Sciences, Inc.
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

      000-21077                                          94-2990567
 -------------------                                 -------------------
(Commission File No.)                       (IRS Employer Identification Number)


                            47370 Fremont Boulevard,
                            Fremont, California 94538
                                 (510) 657-9800
                     --------------------------------------
                    (Address of Principal Executive Offices)

                                 Not Applicable
                     --------------------------------------
          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets

         On September 18, 1997 (the "Closing Date"), Interlink Computer Sciences, Inc., a Delaware Corporation (the "Company"), completed its acquisition of the NetLOCK technology (the "Product Line") from Hughes Electronics Corporation ("Hughes") pursuant to an Asset Purchase Agreement (the "Agreement") dated September 17, 1997 by and between the Company and Hughes. The consideration paid by the Company to Hughes for the Product Line consisted of $1,000,000 plus $1,143,822 for all of the equipment Hughes used exclusively or primarily in the operation of the Product Line. Under the Agreement, the Company also agreed to pay Hughes a royalty on revenues derived from the Product Line, net of revenues from consulting or other services rendered in installing and implementing the Product Line at client sites and net of refunds and certain other items. The royalty obligation will continue for five years from the Closing Date and is limited to a cumulative maximum payment.

         The Company will also pay royalties to Mentat Inc. ("Mentat") and RSA Data Security, Inc. ("RSA") in connection with the revenue derived from the Product Line. Pursuant to a Software License Agreement by and between the Company and Mentat dated September 17, 1997 (the "Mentat Agreement"), the Company has agreed to pay Mentat royalties on Net Revenues (as that term is defined in the Mentat Agreement) derived from the Product Line to be adjusted after four years and again after six years. The Company has also agreed to certain minimum royalty payments through the first five (5) years of the license term. Pursuant to an OEM Software License Agreement which the Company will assume with RSA Data Security, Inc. (the "RSA Agreement") the Company will pay RSA a royalty of the Net Sale Price on a Bundled Product (as those terms are defined in the RSA Agreement) for as long as the Company licenses software from RSA.

         The NetLOCK acquisition will be accounted for as a purchase. At the date of acquisition, the NetLOCK technology had not reached technological feasibility nor did it have any alternative future use. Accordingly, the Company believes a substantial portion of the purchase price and the guaranteed minimum royalty amounts will be charged to purchased research and development in the first quarter of fiscal year 1998.

         The NetLOCK technology is a class of security solutions being developed for enterprise-wide, end-to-end protection of confidential information on the network. The Company purchased the NetLOCK Product Line because the Company desires to enable businesses to extend their networks to more users over a wide variety of LAN and WAN technologies and public data network services.

         The NetLOCK development team, which consists of twenty-one (21) engineers will operate out of Brea, California and Barbara Booth, the Company's Vice President of Research and Development, will relocate to Brea to manage the NetLOCK operation. In September 1997, the Company entered into an operating lease for facilities for the NetLOCK development efforts. Under the terms of the lease, the Company is responsible for taxes, insurance, and utilities. The future minimum payments under this operating lease are $66,000 in fiscal year 1998, $133,000 in fiscal year 1999, $141,000 in fiscal year 2000 and $24,000 in fiscal year 2001.

         Prior to the acquisition of the NetLOCK technology, Hughes expended in excess of $10 million on research and development related to the NetLOCK technology. The Company will not present audited financial statements of the NetLOCK development efforts as the Hughes NetLOCK activities were not a business, but rather a discrete development project. (See Item 7(a) below). The Company expects to incur expenditures ranging from $2.5 million to $3.5 million to complete the commercialization of the technology from the Closing Date through the summer of 1998.

Item 7.           Financial Statements and Exhibits

         (a) The purchase of the software project, trade name and certain fixed assets constituting the NetLOCK Product Line does not qualify as a business acquisition and therefore the Company will not present audited financial statements related thereto. The Product Line was not maintained in separate facilities, did not have a distribution system, sales force, customer base, or recorded revenues. In addition, on the Closing Date, the Product Line's product was incomplete and technological feasibility had not been established. Therefore, financial statements for the unproven Product Line are neither relevant, nor predictive of the financial performance of the Product Line or the Company.

         (b)      Not applicable

         (c)      Exhibits

                  2.1* Asset Purchase Agreement By and Between the Company and Hughes dated September 17, 1997.

                           Certain exhibits and schedules to the Agreement are listed on page (iii) thereto and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request.

                   10.21* Software License Agreement between the Company and Mentat Inc. dated September 17, 1997.


                   * Confidential Treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Interlink Computer Sciences, Inc.


                                  By: /s/ Gloria Purdy
                                      ------------------------------------------
                                      Gloria Purdy
                                      Vice President and Chief Financial Officer



                                  Dated:  October 3, 1997

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    EXHIBITS
                                       TO
                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                    ---------

                        Interlink Computer Sciences, Inc.

                                    ---------

                               September 18, 1997

================================================================================

                                INDEX TO EXHIBITS


                                                                    Sequentially
Exhibit                                                               Numbered
Number                           Description                           Page
-------                          -----------                        ------------

2.1*       Asset  Purchase  Agreement  by  and  between  the            8
           Company and Hughes dated  September  17, 1997 for
           the   purchase  of  NetLOCK  by  the  Company  in
           consideration   for  cash  and  certain   royalty
           streams


10.21*     Software  License  Agreement  between the Company            41
           and Mentat Inc. dated September 17, 1997.


     * Confidential Treatment has been requested with respect to certain portions of this exhibit.
           Omitted portions have been filed separately with the Securities and Exchange Commission.